Income Taxes (Income Tax Expense Differences from the Amount Computed by Applying the U.S. Federal Income Tax Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Taxes
U.S. Federal income tax rate (as a percent)	21.00%	35.00%	35.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 57,831	$ 77,643	$ 69,253
Change in taxes resulting from:
Tax-exempt interest income	(3,101)	(4,701)	(3,940)
State tax, net of federal income taxes and tax credit and refunds	2,673	1,697	3,287
Resolution of IRS exam		(4,985)
Other investment income	(1,561)	(3,198)	(3,694)
Deferred tax adjustment due to federal tax rate change	(1,618)	(3,168)
Net investment expense, low income housing investment	2,518	387
Other	(90)	531	(1,835)
Total income taxes	$ 56,652	$ 64,206	$ 63,071